SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: August 9, 2002

MATTEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 252-2000

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

On August 9, 2002, Robert A. Eckert, Principal Executive Officer, and Kevin M. Farr, Principal Financial Officer, of Mattel, Inc. executed sworn statements for submission to the Securities and Exchange Commission, pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (Order No. 4-460) issued June 27, 2002.

A copy of each of these statements is attached hereto as Exhibits 99.0 and 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Date: August 9, 2002

EXHIBIT INDEX

Exhibit 99.0     Statement Under Oath of Principal Executive Officer dated August 9, 2002

Exhibit 99.1     Statement Under Oath of Principal Financial Officer dated August 9, 2002